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                                                                    EXHIBIT 10.6

                             AMENDED AND RESTATED
                           FIRST USA PAYMENTECH, INC.
                                      1996
                             RESTRICTED STOCK PLAN
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     WHEREAS, the First USA Paymentech, Inc. 1996 Restricted Stock Plan was
adopted by the Board of Directors of First USA Paymentech, Inc., a Delaware corporation (the "Company") as of February 7, 1996 and approved by the sole stockholder as of February 7, 1996 and later approved by a majority of the public stockholders, and

     WHEREAS, the Company believes the Plan should be amended due to the merger of First USA, Inc. and Banc One Corporation, and

     WHEREAS, this Amended and Restated First USA Paymentech, Inc. 1996 Restricted Stock Plan (the "Plan") incorporates modifications to the Plan to eliminate (i) the participation of officers other than the Company's officers, and (ii) an acceleration of vesting upon a change in control of First USA, Inc.

     THEREFORE, the Company agrees as follows:

     1.   Purpose.  The First USA Paymentech, Inc. 1996 Restricted Stock Plan
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(the "Plan") is intended to provide an incentive to officers and key employees of the Company and its respective direct and indirect subsidiaries, who are important to the success of the Company, as determined by the Committee, to remain in the employ of the Company, to reinforce corporate, organizational and business-development goals, to promote the achievement of long-range financial and other business objectives, and to increase their efforts for the success of the Company by offering them an opportunity to increase their proprietary interest in the Company, through the award of restricted stock ("Restricted Stock"). Consistent with these objectives, the Plan authorizes the awarding of Restricted Stock.

     2.   Definitions.
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          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Committee of the Board as described in
     Section 3 hereof.

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          (d) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

          (e) "Company" shall mean First USA Paymentech, Inc., a Delaware corporation.

          (f) "Consolidated Net Earnings" shall mean consolidated net earnings of the Company and its subsidiaries for each fiscal year in a Performance Period determined in accordance with generally accepted accounting principles and reported in the Company's audited financial statements for such fiscal year.

          (g) "Covered Employee" shall have the meaning set forth in section 162(m)(3) of the Code.

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as from time to time amended.

          (i) "Executive Officer" shall mean an officer of the Company who is an "executive officer" of the Company within the meaning of Rule 3b-7 promulgated under the Exchange Act.

          (j) "Grantee" shall mean the individual who has been awarded Restricted Stock under the Plan.

          (k) "Operating Earnings Per Share" shall mean Consolidated Net Earnings divided by the number of shares of Common Stock outstanding at the end of the Performance Period.

          (l) "Performance Goal" shall mean the criteria and objectives, determined by the Committee, which must be met during the applicable Performance Period as a condition of the Grantee's receipt of payment with respect to an award of Restricted Stock. Performance Goals may include any or all of the following: (i) attainment of an amount of cumulative Consolidated Net Earnings during a Performance Period; (ii) attainment of a percentage of Return on Equity for a Performance Period; (iii) attainment of amounts or percentage increase of Operating Earnings Per Share of the Company; (iv) increases in the market price of Common Stock or levels of total return to shareholders during the Performance Period; (v) attainment of goals established based on the financial performance of individual subsidiaries or business segments of the Company relating to increases in total revenues, operating expenses or pretax operating earnings. With respect to Grantees who are not Executive Officers, Performance Goals shall also include such personal performance goals as the Committee shall, from time to time, establish.

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          (m) "Performance Period" shall mean a period of five consecutive years or such other period (which in no case may be less than one year) as may be determined by the Committee.

          (n) "Plan" shall mean the First USA Paymentech, Inc. 1996 Restricted Stock Plan.

          (o) "Restricted Stock" shall mean restricted stock awarded pursuant to the terms of the Plan.

          (p) "Restricted Stock Agreement" shall mean the written agreement between the Company and the Grantee evidencing an award of Restricted Stock under the Plan.

          (q) "Return on Equity" shall mean, for each fiscal year, the quotient obtained by dividing (i) Consolidated Net Earnings for a fiscal year by
     (ii) the average of common shareholders' equity of the Company as of the beginning and the end of such fiscal year.

          (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section 16 of the Exchange Act.

     3.   Administration of the Plan.
          --------------------------

          (a) Members of the Committee.  Except as provided in Section 3(c)
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     below, the Plan shall be administered by the Committee appointed by the
     Board. The Committee shall consist solely of members of the Board and shall have at least two members, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of section 162(m) of the Code. Members of the Committee shall serve at the discretion of the Board.

          (b) Authority of the Committee.  The Committee shall determine which
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     officers and key employees of the Company or its direct and indirect subsidiaries shall receive awards of Restricted Stock and the terms and conditions thereof. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Committee then in office, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination of such majority shall be final and binding in all matters relating to the Plan. No member of the Committee shall be liable for any act done or omitted to be done by such member or by any other member of the Committee in connection with the

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     Plan, except for such member's own willful misconduct or as expressly provided by statute.

          (c) Delegated Authority.  The Board may, at its discretion, authorize
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     the Chief Executive Officer or President of the Company to award Restricted
     Stock to employees of the Company pursuant to the Plan, with such restrictions on such authority as the Board deems appropriate in its discretion. The Board may, at anytime, terminate such authority, provided, however, that any Restricted Stock awarded prior to such termination shall remain in effect in accordance with the terms of the respective Restricted Stock agreement and the Plan.

     4.   Eligibility.  Restricted Stock may be awarded to selected officers and
          -----------
key employees of the Company and its direct and indirect subsidiaries. In determining the persons to whom Restricted Stock shall be awarded, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

     5.   Stock Reserved for the Plan.  The shares subject to the Plan shall
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consist of 500,000 shares of Common Stock, subject to adjustment pursuant to
Section 6(f) hereof, which may be either authorized but unissued shares or previously issued shares reacquired and held by the Company. If any outstanding Restricted Stock under the Plan for any reason expires or is canceled or otherwise terminated without having vested in full, the shares of Common Stock allocable to the unvested portion of such Restricted Stock shall (unless the Plan shall have been terminated) become available for subsequent awards of Restricted Stock under the Plan.

     6.   Terms and Conditions of Restricted Stock.  Each award of Restricted
          ----------------------------------------
Stock pursuant to the Plan shall be evidenced by a Restricted Stock Agreement, and shall comply with and be subject to the following terms and conditions:

          (a) Issuance and Restrictions.  The Committee shall determine the
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     number of shares of Restricted Stock to be awarded pursuant to the
     Restricted Stock Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Such conditions may lapse in whole or in part based upon achievement of such Performance Goals for the Performance Period as have been set by the Committee.

          (b) Restrictions.  Prior to vesting, shares of Restricted Stock may
              ------------
     not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined in Title I of the Employee Retirement Income Security Act of 1974, as amended. Certificates

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     for shares of Common Stock issued pursuant to awards of Restricted Stock shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of Common Stock in contravention of such restrictions shall be null and void and without effect. Prior to vesting, such certificates shall be held either in escrow by an escrow agent appointed by the Committee, or by the Grantee, as determined in the sole discretion of the Committee.

          (c) Forfeiture.  Subject to such exceptions as may be determined by
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     the Committee, if the Grantee's continuous employment with the Company or its direct and indirect subsidiaries shall terminate for any reason (other than by reason of death or disability) prior to vesting of the Restricted Stock, or to the extent any Performance Goals for the Performance Period are not met, any shares remaining subject to restrictions shall thereupon be forfeited by the Grantee and transferred to, and reacquired by, the Company at no cost to the Company; provided, however, that, with respect to
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     Grantees who are not Executive Officers, (i) the Committee may provide, by rule or regulation or in any Restricted Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (ii) the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock. Nothing in the Plan or in any Restricted Stock Agreement shall confer upon an individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate such employment.

          (d) Withholding.  The Company may defer making payment or delivery of
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     any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable with respect to Restricted Stock awarded under the Plan. The Company is authorized to take any action as the Committee may deem advisable to enable the Company and Grantee to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any award under the Plan. This authority shall include authority to withhold or receive stock or other property and to make cash payments in respect thereof in satisfaction of the Grantee's tax obligations.

          (e) Death, Disability or Retirement of Grantee.  If a Grantee shall
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     die while employed by the Company or its direct and indirect subsidiaries, or if the Grantee's employment shall terminate by reason of disability, all Restricted Stock theretofore awarded to such Grantee shall vest as of the date of death or disability of the Grantee. If a Grantee terminates employment with the Company by reason of Retirement (as defined below) prior to vesting of the Restricted Stock, then the Committee, in its sole discretion, may determine whether or not the Grantee remains eligible to retain the Restricted Stock, provided, however, that the Restricted Stock
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     shall remain subject to the applicable Performance Goals and the other terms and conditions herein if the Grantee is allowed to retain the Restricted

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     Stock. "Retirement" shall mean such circumstances determined as retirement in the sole discretion of the Committee.

          (f)  Effect of Certain Changes.
               -------------------------

               (i) If there is any change in the number or class of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number or class of shares of Common Stock available for awards of Restricted Stock and the number or class of shares of such outstanding Restricted Stock may be proportionately adjusted by the Committee in its sole discretion to reflect any such change in the number or class of issued shares of Common Stock; provided, however, that any fractional shares resulting from any such
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          adjustment shall be eliminated.  In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Company's shareholders, the Committee may equitably adjust outstanding Restricted Stock as it deems appropriate in its sole discretion.

               (ii) If while unvested Restricted Stock remains outstanding under the Plan--

                    (A) any Person (as defined in this clause A) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange
               Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its affiliates) representing 25% or more of the combined voting power of the Company's then respective outstanding voting securities. For purposes of the Plan, "Person" shall mean any person (as defined in Section 3(a)(9) of the Exchange Act, as such term is modified in Sections 13(d) and 14(d) of the Exchange Act) other than (1) any employee plan established by the Company, (2) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act), (3) an underwriter temporarily holding securities pursuant to an offering of such securities, and (4) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company; or

                    (B) during any period of up to two consecutive years (not
               including any period prior to date hereof), individuals who at the beginning of such period and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of

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               directors of the Company) whose appointment or election by the respective Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

                    (C) there is consummated a merger or consolidation of the
               Company with any other corporation or the stockholders of the Company approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person, any securities acquired directly from the Company or its subsidiaries other than in connection with the acquisition by the Company or its subsidiaries of a business) representing 25% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities; or

                    (D) the stockholders of the Company approve a plan of
               complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 75% of the combined voting power of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale;

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          then from and after the date on which the acquisition of such percentage shall have been made or the date on which the change in the composition of the Board of Directors set forth above shall have occurred or the date of such consummation or approval, whichever is applicable, all then outstanding Restricted Stock shall vest in full and all restrictions imposed on such Restricted Stock pursuant to this Plan shall lapse.

               (iii) In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

               (iv) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

               (v) Except as expressly provided in the Plan, the Grantee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Restricted Stock. The award of Restricted Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

          (g)  Rights as a Stockholder.  Except to the extent restricted under
               -----------------------
     the Restricted Stock Agreement, a Grantee shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

          (h)  Other Provisions.  The Restricted Stock Agreements authorized
               ----------------
     under the Plan shall contain such other provisions not inconsistent with this Plan, including, without limitation, the imposition of restrictions upon the transferability of Restricted Stock and conditions on vesting of Restricted Stock, as the Committee shall deem advisable.

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          (i) Special Provisions Regarding Certain Awards.  Notwithstanding
              -------------------------------------------
     anything to the contrary contained in this Section 6, the vesting of Restricted Stock awarded pursuant to this Plan to an Executive Officer shall be based on the attainment of the Performance Goals during the Performance Period. In no event shall the number of shares of Restricted Stock awarded to a Covered Employee for a Performance Period exceed 150,000. Unless otherwise determined by the Committee, in the case of Grantees who are Covered Employees as of the end of the Performance Period, shares of Restricted Stock shall be released from restrictions only after achievement of the applicable Performance Goals has been certified by the Committee.

     7.   Term of Plan.  Restricted Stock may be awarded pursuant to the Plan
          ------------
from time to time within a period of ten years from the date the Plan is adopted by the Board, or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

     8.   Amendment and Termination of the Plan.  The Board or the Committee may
          -------------------------------------
at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires
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stockholder approval under applicable law or in order for the exemptions available under Rule 16b-3 to be applicable to the Plan and the Grantees or to preserve under section 162(m) of the Code the deductibility by the Company of compensation related hereto, shall be effective unless the same shall be approved by the stockholders of the Company entitled to vote thereon on or before the effective date of the amendment. Such approval shall be obtained in such manner as is required by the Company's Certificate of Incorporation, its By-Laws, and the laws of the State of Delaware as in effect at the time of such approval. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights or obligations of any Grantee, without such Grantee's consent, with respect to any Restricted Stock theretofore awarded under the Plan.

     9.   Effectiveness.  This Plan shall become effective as of the
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consummation of the merger of First USA, Inc. and Banc One Corporation and shall govern all Restricted Stock awarded after the date thereof.  All Restricted
Stock awarded prior to the date thereof shall be governed by the terms of the Original Plan. In the event there is no merger of First USA, Inc. and Banc One Corporation prior to December 31, 1997, then this Plan shall be void and the Original Plan shall continue in full force and effect.

     10.  Headings.  The headings of sections and subsections herein are
          --------
included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

     11.  Governing Law.  This Plan and all rights hereunder shall be construed
          -------------
in accordance with and governed by the laws of the State of Delaware.

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     12.  Interpretation.  The Plan is designed and intended to comply with Rule
          --------------
16b-3 and, to the extent applicable, with section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

     This Plan has been adopted by the Board effective as of April 23, 1997.

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